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                                                        SEC FILE NOS. 033-36962
                                                                      811-06175

                               ECLIPSE FUNDS INC.
                           MAINSTAY FLOATING RATE FUND

                      Supplement dated May 21, 2004 to the
                 Prospectus dated April 15, 2004 ("Prospectus")

     This Supplement updates certain information contained in the above-dated Prospectus for Eclipse Funds Inc. (the "Fund") regarding one series of the Fund:
MainStay Floating Rate Fund. You may obtain copies of the Prospectus free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Fund's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     A new bullet point is added following the first paragraph of the section headed "Compensation to Dealers" on page 16 of the Prospectus to read as follows: "The Distributor or an affiliate, from its own resources, pays a sales concession of up to 0.10% on the purchase price of Class I shares to dealers at the time of sale and up to 0.05% annually on Class I shares held."


             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE








                                                                 MSFR16b-05/04